                                                                  Exhibit 10.195

                              AMENDMENT AND WAIVER


     THIS AMENDMENT AND WAIVER TO CREDIT AGREEMENT (this "Amendment") is made and entered into as of this 18th day of July, 1997 by and among CORRECTIONS CORPORATION OF AMERICA, a corporation organized under the laws of Tennessee ("CCA"), the financial institutions who are or may become party to the Credit Agreement referenced below (the "Lenders"), and FIRST UNION NATIONAL BANK OF TENNESSEE, a national banking association ("First Union"), as Administrative Agent for the Lenders (the "Administrative Agent").

                              Statement of Purpose

     The Lenders agreed to extend certain credit facilities to CCA pursuant to the Credit Agreement dated as of September 6, 1996 by and among the Borrower, the Lenders and the Administrative Agent (as amended, restated, modified or otherwise supplemented from time to time, the "Credit Agreement").

     CCA intends to enter into a series of transactions, as described below (collectively, the "Sale-Leaseback Transactions"), with CCA Prison Realty Trust, a Maryland real estate investment trust ("CCA Prison Realty Trust"), pursuant to which CCA will sell (or grant an option to purchase or a right of first refusal with respect to the purchase of) its interest in certain correctional and detention facilities and related real property (the "Facilities") to CCA Prison Realty Trust and lease such Facilities back from CCA Prison Realty Trust. CCA Prison Realty Trust intends to sell shares of its common stock in a public offering registered with the Securities and Exchange Commission (the "Offering") to finance the initial acquisition of Facilities under the Sale-Leaseback Transactions.

     In connection with the Sale-Leaseback Transactions, CCA and CCA Prison Realty Trust will enter into the following agreements (collectively, the "Sale-Leaseback Agreements," such definition to include any amendment or modification of any such documents to which, if such amendment or modification could reasonably be expected to be adverse to the interests of the Lenders, the Administrative Agent has consented in writing): (i) the Agreement of Sale and Purchase providing for the sale by CCA of nine Facilities to CCA Prison Realty Trust (the "Agreement of Sale and Purchase"), (ii) the Option Agreement granting CCA Prison Realty Trust the option to acquire five additional Facilities (the "Option Facilities") from CCA on terms substantially similar to the Agreement of Sale and Purchase (the "Option Agreement"), (iii) the Right to Purchase Agreement granting CCA Prison Realty Trust the option and the right of first refusal to acquire certain other Facilities owned by CCA (the "Right to Purchase Agreement"), (iv) a Lease Agreement providing for the lease-back by CCA of each Facility sold to CCA Prison Realty Trust pursuant to the Sale-Leaseback Transactions (each, a "Lease Agreement") and (vi) a Master Agreement of Lease providing certain terms for incorporation into each such Lease Agreement (the "Master Agreement").

     On April 18, 1997, the Credit Agreement was modified by execution of a letter agreement which waived certain provisions of the Credit Agreement in order to permit the Sale-Leaseback Transactions, subject to the execution of this Amendment.

     The Borrower has requested and the Administrative Agent and the Required Lenders have agreed (i) to certain waivers of the Credit Agreement in order to permit the closing of the Sale-Leaseback Transactions evidenced by the Sale-Leaseback Agreements and (ii) to waive and amend the Credit Agreement in certain other respects, in each case on the terms and conditions set forth below.

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

     1. Capitalized Terms. All capitalized undefined terms used in this Amendment shall have the meanings assigned thereto in the Credit Agreement.

     2. Modification of Credit Agreement. The Credit Agreement is hereby modified as follows:

     (a) Section 1.1 is hereby modified by adding the following defined terms in the correct alphabetical order:

          "'Amendment' means the Amendment and Waiver to Credit Agreement dated as of July 18, 1997 by and among the Borrower, the Lenders and the Administrative Agent."

          "'CCA Prison Realty Trust' shall have the meaning given thereto in the Amendment."

          "'Operating Lease' means with respect to the Borrower and its Subsidiaries any lease of any property that should, in accordance with GAAP, be classified and accounted for as an operating lease on a Consolidated balance sheet of the Borrower and its Subsidiaries."

          "'Operating Lease Payments' means, with respect to the Borrower and its Subsidiaries at any date, the amount, calculated on a Consolidated basis, of the rental and other lease payments due or payable under any Operating Lease."

          "'Sale-Leaseback Agreements' shall have the meaning given thereto in the Amendment."

          "'Sale-Leaseback Transactions' shall have the meaning given thereto in the Amendment."

          "'Total Available Cash' means, with respect to the Borrower and its Subsidiaries at any date, an amount equal to the Consolidated sum of cash plus cash equivalents, including without limitation money market investments, less $10,000,000; provided, however, in no event shall the amount be less than zero (0)."

          "'Weighted Operating Lease Payments' means, with respect to the Borrower and its Subsidiaries at any date, the product of (a) the aggregate of all Operating Lease Payments due and payable for the period of four (4) full consecutive fiscal quarters following such date times (b) eight (8)."

     (b) Article IX of the Credit Agreement is hereby amended by deleting Sections 9.2 and 9.4 in its entirety and substituting the following Sections 9.2 and 9.4 in lieu thereof:

     "SECTION 9.2. Leverage Ratio. As of the end of any fiscal quarter, permit the ratio of (a) the sum for the Borrower and its Subsidiaries as of such fiscal quarter end of (i) Consolidated Debt plus (ii) Weighted Operating Lease Payments less (iii) Total Available Cash to (b) the sum for the Borrower and its Subsidiaries as of such fiscal quarter end of (i) Consolidated Net Worth plus (ii) Consolidated Debt plus (iii) Weighted Operating Lease Payments less (iv) Total Available Cash, to exceed 0.65 to 1.00.

     SECTION 9.4. Coverage Ratio. As of the end of any fiscal quarter, permit the ratio of (a) the sum for the period of four (4) consecutive fiscal quarters ending on such fiscal quarter end of (i) Consolidated EBIT of the Borrower and its Subsidiaries, (ii) Consolidated depreciation and amortization (excluding amortization of gain on the sale of assets to CCA Prison Realty Trust) of the Borrower and its Subsidiaries and (iii) Operating Lease Payments to (b) the sum for such period of four (4) consecutive fiscal quarters ending on such fiscal quarter end of (i) Interest Expense and (ii) Operating Lease Payments, to be less than 2.25 to 1.00; provided that, (a) for the fiscal quarter ending on September 30, 1997, Operating Lease Payments shall be calculated by multiplying the amount of the Operating Lease Payments for such fiscal quarter by four (4),
     (b) for the two consecutive fiscal quarter periods ending on December 31, 1997, Operating Lease Payments shall be calculated by multiplying the amount of the Operating Lease Payments for such periods by two (2); (c) for the three consecutive fiscal quarter periods ending on March 31, 1998, Operating Lease Payments shall be calculated by multiplying Operating Lease Payments for such periods by four-thirds (4/3)."

     (c) Section 10.1 of the Credit Agreement is hereby amended by deleting the word "and (j)" immediately prior to clause (j) of such Section and inserting in lieu thereof the following:

          "; (j) unsecured Debt in favor of CCA Prison Realty Trust; provided that, (i) the aggregate principal amount of such Debt does not exceed $40,000,000, (ii) such Debt is used solely for the construction and development of Option Facilities and (iii) such Debt is repaid in full on the earlier of the closing of the sale of such Option Facility to CCA Prison Realty Trust or January 31, 1998;

     (k)"

     (d) Section 10.3 of the Credit Agreement is hereby amended by deleting the word "and" immediately prior to clause (g) of such Section and deleting the punctuation mark at the end of such Section and inserting in lieu thereof the following:

          "; and (h) Any option, or right of first refusal, to acquire from the Borrower or its Subsidiary any correctional or detention facility and related real property operated by the Borrower or its Subsidiary granted by the Borrower to CCA Prison Realty Trust or any Subsidiary or Affiliate thereof."

     4. Waiver of the Credit Agreement and Loan Documents. The Administrative Agent and the Required Lenders, pursuant to the terms set forth herein, hereby waive the provisions of Sections 10.6 and 10.8 of the Credit Agreement solely to permit the Sale-Leaseback Transactions pursuant to the Sale-Leaseback Agreements.

     5. Conditions. The effectiveness of this Amendment shall be conditioned upon delivery to the Agent of the following items:

          (a) Sale-Leaseback Agreements. CCA shall have delivered to the Administrative Agent complete executed copies of the Sale-Leaseback Agreements, in form and substance reasonably satisfactory to the Administrative Agent.

          (b) Certificate of Secretary of the Borrower. The Administrative Agent shall have received a certificate of the secretary or assistant secretary of the Borrower (i) certifying that the articles of incorporation, bylaws and resolutions of the Borrower delivered to the Administrative Agent on September 6, 1996 have not been repealed, revoked, rescinded or amended in any respect or (ii) attaching thereto true and correct copies of the articles of incorporation bylaws and resolutions of the Borrower in effect as of the date hereof; and as to the incumbency and genuineness of the signature of each officer of the Borrower executing Loan Documents.

          (c) Opinions of Counsel. The Administrative Agent shall have received opinions of counsel to CCA with respect to the Sale-Leaseback Agreements reasonably satisfactory to the Administrative Agent and on which the Administrative Agent and the Lenders are expressly authorized to rely.

          (d) Other Documents. The Administrative Agent shall have received any other documents or instruments reasonably requested by it in connection with the execution of this Amendment.

     6. Representations and Warranties; No Default. By its execution hereof, CCA hereby certifies that each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein (other than representations and warranties which speak as of a specific date pursuant to the Credit Agreement, which representations and warranties shall have been true and correct as of such specific dates) and that as of the date hereof no Default or Event of Default has occurred and is continuing.

     7. Expenses. The Borrower shall pay all reasonable out-of-pocket expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.

     8. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of North Carolina.

     9. Effect of Amendment. Except as expressly amended hereby, the Credit Agreement and Loan Documents shall be and remain in full force and effect. The waivers granted in this letter are specific and limited and shall not (a) constitute an amendment of the Credit Agreement or a modification, acceptance or waiver of any other provision of or default under the Credit Agreement or any other document or instrument entered into in connection therewith or a future modification, acceptance or waiver of the provisions set forth therein or (b) prejudice any other right or rights which the Administrative Agent or Lenders may now have or may have in the future under or in connection with the Credit Agreement or the Loan Documents or any instruments or agreements referred to therein.

     10. Counterparts. This Amendment may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.

[CORPORATE SEAL]                        CORRECTIONS CORPORATION OF
                                        AMERICA


                                        By:    /s/ Darrell K. Massengale
                                               --------------------------------
                                        Name:       Darrell K. Massengale
                                               --------------------------------
                                        Title:      Chief Financial Officer
                                               --------------------------------


                    [SIGNATURES OF AGENTS AND LENDERS FOLLOW]

                                   FIRST UNION NATIONAL BANK OF
                                   TENNESSEE, as Administrative Agent,
                                   Issuing Lender, Swingline Lender and Lender


                                   By:    /s/ J. Gregory Bowers
                                          ------------------------------------
                                   Name:      J. Gregory Bowers
                                          ------------------------------------
                                   Title:     Senior Vice President
                                          ------------------------------------


                                   FIRST UNION NATIONAL BANK
                                   (f/k/a FIRST UNION NATIONAL BANK OF
                                   NORTH CAROLINA), as Issuing Lender


                                   By:    /s/ Gregory D. Jardine
                                          ------------------------------------
                                   Name:      Gregory D. Jardine
                                          ------------------------------------
                                   Title:     Senior Vice President
                                          ------------------------------------


                                   THE SUMITOMO BANK, LIMITED


                                   By:    /s/ E.B. Buchanan
                                          ------------------------------------
                                   Name:      E.B. Buchanan
                                          ------------------------------------
                                   Title:     Vice President
                                          ------------------------------------

                                   By:    /s/ Sybil H. Weldon
                                          ------------------------------------
                                   Name:      Sybil H. Weldon
                                          ------------------------------------
                                   Title:     Vice President & Manager
                                          ------------------------------------


                                   UNION BANK OF CALIFORNIA, N.A.


                                   By:    /s/ Myra Jhetten
                                          ------------------------------------
                                   Name:      Myra Jhetten
                                          ------------------------------------
                                   Title:     Vice President
                                          ------------------------------------

                               FIRST TENNESSEE BANK NATIONAL
                               ASSOCIATION


                               By:    /s/ Kenneth E. Webb
                                      -----------------------------------------
                               Name:       Kenneth E. Webb
                                      -----------------------------------------
                               Title:      Senior Vice President
                                      -----------------------------------------


                               CIBC INC.


                               By:    /s/ Roger Colden
                                      -----------------------------------------
                               Name:      Roger Colden
                                      -----------------------------------------
                               Title:     Director, CIBS Wood Gundy
                                             Securities Corp. AS AGENT
                                      -----------------------------------------


                               MERCANTILE BANK OF ST. LOUIS, N.A.


                               By:    /s/ Donald A. Adams
                                      -----------------------------------------
                               Name:      Donald A.  Adams
                                      -----------------------------------------
                               Title:     Vice President
                                      -----------------------------------------


                               FUJI BANK, LIMITED, ATLANTA AGENCY


                               By:    /s/ Toshihiro Mitsui
                                      -----------------------------------------
                               Name:      Toshihiro Mitsui
                                      -----------------------------------------
                               Title:     Senior Vice President & Senior Manager
                                      -----------------------------------------


                               SOUTHTRUST BANK OF ALABAMA,
                               NATIONAL ASSOCIATION


                               By:    /s/ James M. Sloan, Jr.
                                      -----------------------------------------
                               Name:      James M. Sloan, Jr.
                                      -----------------------------------------
                               Title:     Vice President
                                      -----------------------------------------